Exhibit 99.1

Consolidated Communications Announces Definitive Agreement to Sell its Kansas City Assets

Divestiture is consistent with Company’s market portfolio review and enhanced focus on fiber expansion plans in its core regions

Mattoon, Ill. – Mar. 3, 2022 – Consolidated Communications Enterprise Services, Inc. (“Company”) has entered into an agreement to sell its Kansas City assets to funds managed by Alinda Capital Partners. The asset sale is an all-cash transaction resulting from the Company’s strategic asset review and focus on its fiber expansion plans in its core regions.

Consolidated’s Kansas City operations includes approximately 19,000 consumer subscribers, 13,000 consumer broadband subscribers, 1,900 commercial subscribers and contributed approximately $50 million of revenue in fiscal 2021. The closing of the agreement is subject to closing conditions and customary regulatory approvals, and is expected to be completed in the second half of 2022. The Company will provide more information on the divestiture during its fourth quarter 2021 earnings call on March 3, 2022.

“We are excited about empowering an experienced management team and dedicated employees in Kansas City to deliver broadband and network solutions to residential, commercial and carrier customers in Kansas City,” said Jim Metcalfe, managing partner at Alinda, a specialist in digital infrastructure. “Our mission is to deliver first class service to customers through a locally headquartered and operated company by investing in people, systems, service and the community.”

“We’re pleased to have reached an agreement with Alinda, a buyer who is committed to leveraging the Kansas City network we have built to bring new services and a local focus to the region,” said Bob Udell, president and chief executive officer of Consolidated Communications. “The Kansas City market is a hybrid DOCSIS 3.1 cable-fiber network. The asset sale does not impact our fiber expansion plans or plan to upgrade 1.6 million total passings as we did not have fiber upgrade plans in this market. The divestiture is consistent with our strategic market review and goal to either invest as part of our fiber expansion plans or pursue monetization of assets.”

Bank Street Group LLC served as the exclusive financial advisor to Consolidated Communications on the transaction.

About Consolidated Communications
Consolidated Communications Holdings, Inc. (NASDAQ: CNSL) is dedicated to moving people, businesses and communities forward by delivering the latest reliable communications solutions. Consumers, businesses and wireless and wireline carriers depend on Consolidated for a wide range of high-speed internet, data, phone, security, cloud and wholesale carrier solutions. With a network spanning more than 50,000 fiber route miles, Consolidated is a top 10 U.S. fiber provider, turning technology into solutions that are backed by exceptional customer support. Learn more at consolidated.com. Connect with us on social media.

About Alinda Capital Partners
Alinda Capital Partners is an independent alternative asset manager focused on mid-market core-plus infrastructure investments in North America and Europe. Alinda launched the first infrastructure fund in the United States in 2005 and was one of the pioneers in introducing the infrastructure asset class to over 200 pension funds worldwide. Alinda makes long-term investments in infrastructure businesses providing essential services to communities. Alinda maintains a strong focus on environmental, social and governance matters in all its investments. Specific sectors of interest to Alinda include digital infrastructure, utility-related infrastructure, and transportation and logistics infrastructure.

Safe Harbor
Certain statements in this press release are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company’s business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight or our refinancing of outstanding debt, including our senior secured credit facilities, will not be realized; the outcome of any legal proceedings that may be instituted against the Company or its directors; the anticipated use of proceeds of the strategic investment; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations; and risks associated with discontinuing paying dividends on our common stock. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the SEC, including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this press release. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Contacts:

Jennifer Spaude, Consolidated Communications
Sr. Vice President, Corporate Communications & Investor Relations

Phone: 507-386-3765

Jennifer.spaude@consolidated.com

Tani Burge, Alinda Capital Partners

Director & Head of Investor Relations

Phone: +44 207 101 2507

Tani.burge@alinda.com